UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2022, Novavax, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Jefferies LLC and Cowen and Company, LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to the public offering by the Company of 6,500,000 shares of its common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $10.00 per share, less underwriting discounts and commissions, pursuant to the Company’s effective automatic shelf registration statement on Form S-3 (File No. 333-237094) and the related prospectus supplement filed with the Securities and Exchange Commission (the “Common Stock Offering”). In connection with the Common Stock Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 975,000 shares of Common Stock at the public offering price, less underwriting discounts and commissions, which was exercised in full by the Underwriters on December 16, 2022. The Common Stock Offering is expected to close on December 20, 2022, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Ropes & Gray LLP, relating to the legality of the shares being sold, is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On December 14, 2022, the Company commenced, and on December 15, 2022, the Company priced, an offering of $150,000,000 aggregate principal amount of its 5.00% convertible senior notes due 2027 (the “Notes”), which are being offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Convertible Notes Offering”). In connection with the Convertible Notes Offering, the Company has granted to the initial purchasers a 30-day option to purchase up to an additional $25,250,000 aggregate principal amount of the Notes. The Convertible Notes Offering was upsized from the originally announced offering of $125,000,000 aggregate principal amount of Notes. The Convertible Notes Offering is expected to close on December 20, 2022, subject to customary closing conditions.

The Notes will represent senior unsecured obligations of the Company and will accrue interest payable semi-annually in arrears and will mature on December 15, 2027, unless earlier converted, redeemed or repurchased. The Company will settle conversions by paying or delivering, as applicable, cash, shares of Common Stock, or a combination of cash and shares of Common Stock, at the Company’s election. The Notes will be redeemable, in whole or in part (subject to certain limitations), for cash at the Company’s option at any time, and from time to time, on or after December 22, 2025, if the last reported sale price of Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date.

The Notes will be convertible at an initial conversion rate of 80.0000 shares of Common Stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of $12.50 per share, which represents a conversion premium of 25% of the public offering price in the concurrent Common Stock Offering described above).

The Convertible Notes Offering is not contingent upon the consummation of the concurrent Common Stock Offering, and the concurrent Common Stock Offering is not contingent upon the consummation of the Convertible Notes Offering.

The offer and sale of the Notes and any shares of Common Stock issuable upon conversion of the Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any other securities laws, and the Notes and any such shares cannot be offered or sold absent registration or except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, and any other applicable securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including, but not limited to, statements regarding the ability of the Company to successfully complete the offerings. The Company cautions that these forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Applicable risks and uncertainties include, but are not limited to, those related to whether or not the Company will be able to consummate the potential offerings on the timelines or with the terms anticipated, if at all, and the possible adverse impact on the market price of the shares of its Common Stock. Applicable risks also include those that are listed under the heading “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2022, in addition to the risk factors that are included from time to time in the Company’s subsequent SEC filings. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 15, 2022, between Novavax, Inc. and J.P. Morgan Securities LLC, Jefferies LLC and Cowen and Company, LLC, as representatives of the Underwriters.
5.1	Opinion of Ropes & Gray LLP.
23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: December 19, 2022	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary